Exhibit 32.1

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Science Applications International Corporation (the “Company”) on Form 10-K for the period ended January 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth C. Dahlberg, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 1, 2006

/s/ KENNETH C. DAHLBERG
Kenneth C. Dahlberg Chief Executive Officer